AMENDMENT NO. 3 TO THE
LICENSE AGREEMENT
EFFECTIVE JUNE 6, 2004
BETWEEN URIGEN N.A., INC.
AND
THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
FOR
INVENTION DOCKET NOs. SD2003-049 AND SD2004-134
“NOVEL INTRAVESICAL THERAPY FOR IMMEDIATE SYMPTOM RELIEF AND CHRONIC THERAPY IN INTERSTITIAL CYSTITIS PATIENTS”

This amendment to the agreement (this "Amendment 3") is made by and between Urigen N.A., Inc. located at 27 Maiden Lane, Suite 595, San Francisco, California 94108 ("LICENSEE") and The Regents Of The University Of California, a California corporation having its statewide administrative offices at 1111 Franklin Street, Oakland, California 94607-5200 ("UNIVERSITY"), as represented by its San Diego campus having an address at University of California, San Diego, Technology Transfer Office, Mail-code 0910, 9500 Gilman Drive, La Jolla, California 92093-0910 ("UCSD").

When signed by both parties, this Amendment 3 is effective as of the date of the last signature below (“Amendment 3 Effective Date”).

Whereas, LICENSEE and UNIVERSITY entered into a license agreement for the UCSD Cases cited above, UC Control No. 2004-03-0625, effective June 6, 2004 and reissued effective January 18, 2006 (“Agreement”);

Whereas, LICENSEE was previously known to UNIVERSITY as EGB Advisors LLC, Urigen Holdings Inc. and Urigen Pharmaceuticals, Inc.;

Whereas, LICENSEE and UNIVERSITY wish to amend the Agreement to include certain corrections and modifications.

NOW THEREFORE, in consideration of the mutual covenants and premises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties amend the Agreement as follows:

1.     Paragraph 3.1(c) of the Agreement is hereby deleted and restated in its entirety to read as follows:

(c)
license maintenance fees according to the following schedule:
Fifteen Thousand Dollars (US$15,000.00) payable on June 6, 2006 (the parties acknowledge that this fee has already been paid);
Fifteen Thousand Dollars (US$15,000.00) payable on June 6, 2007 (the parties acknowledge that this fee has already been paid);
Twenty Thousand Dollars (US$20,000.00) payable on June 6, 2010;
Twenty-five Thousand Dollars (US$25,000.00) payable on June 6, 2011 and annually thereafter on each anniversary; provided however, that LICENSEE's obligation to pay this fee shall end on the date when LICENSEE is commercially selling a Licensed Product.

As partial consideration and in lieu of cash for license maintenance fees that were due on May 6, 2009 and June 6, 2009 (the “Outstanding Maintenance Fees”), LICENSEE shall issue Two hundred fifty thousand (250,000) shares of LICENSEE’s common stock (the “Shares”) to UNIVERSITY which shall be delivered to UNIVERSITY within thirty (30) days of the Effective Date of Amendment 3.

The Shares to UNIVERSITY shall be issued in the name of “Shellwater & Co.”, a nominee of UNIVERSITY;

2.           The acceptance of the Shares by UNIVERSITY in this Amendment 3 is subject to final approval of the Office of the President of the University of California.  In the event that such an approval is not granted, this Agreement shall remain in effect and LICENSEE and UNIVERSITY shall renegotiate in good faith for and agree to a substitution of similar value for the Outstanding Maintenance Fees within sixty (60) days of written notice by the UNIVERSITY.

3.           Except as amended and set forth above, the Agreement shall continue in full force and effect.

4.           This Amendment 3 may be executed in any number of counterparts, each of which will be deemed an original, and all of which together shall constitute one instrument.

5.           If one or more provisions of this Amendment 3 are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment and the balance of the Amendment 3 shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

6.           This Amendment 3, together with the Agreement, Amendment 1 and Amendment 2, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

7.           This Amendment 3 shall be governed by and construed in accordance with the laws of the State of California.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the License Agreement.

URIGEN N.A., INC.	THE REGENTS OF THE UNIVERSITY OF CALIFORNIA:
/s/ William J. Garner	/s/ Jane C. Moores
(Signature)	(Signature)

Name :William J. Garner	Name: Jane C. Moores, Ph.D.
Title: CEO Date: August 21, 2009	Title: Assistant Vice Chancellor Technology Transfer Office Date: August 24, 2009

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